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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



                         DATE OF REPORT - March 13, 2002
                        (Date of Earliest Event Reported)

                           COLUMBIA LABORATORIES, INC.
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             (Exact name of registrant as specified in its charter)

                           Commission File No. 1-10352


               Delaware                                     59-2758596
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       (State of Incorporation)                          (I.R.S. Employer
                                                        Identification No.)

   220 South Orange Avenue, 2nd Floor
        Livingston, New Jersey                                07039
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        (Address of principal                                Zip Code
         executive offices)


       Registrant's telephone number, including area code: (973) 994-3999


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Item 5. Other Events.

On March 13, 2002, Columbia Laboratories, Inc. sold 500,000 shares of its common stock to Acqua Wellington North American Equities Fund, Ltd. at a purchase price of $4.00 per share (representing a negotiated discount to the market price), for gross proceeds to Columbia Laboratories, Inc. of $2 million.


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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 15, 2002

                                        COLUMBIA LABORATORIES, INC.



                                        By: /s/ David L. Weinberg
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                                            Name:   David L. Weinberg
                                            Title:  Chief Financial Officer


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